UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:     May 10, 2005

NALCO HOLDINGS LLC

Delaware         73-1683500
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(1)	Effective May 5, 2005, the Board of Directors of Nalco Holding Company, parent to Nalco Holdings LLC, appointed Mr. Rodney F. Chase and Mr. Richard B. Marchese as Directors of the Company.
(2)
Mr. Chase and Mr. Marchese will each receive an annual cash retainer of $30,000 and a fee of $1,000 for each board meeting and each committee meeting attended. Mr. Chase’s and Mr. Marchese’s compensation will also include restricted stock awards under the Company’s 2004 Stock Incentive Plan.

(3)	The Company expects to add Mr. Chase to its Audit and Compensation committees and Mr. Marchese to its Audit and its Nominating and Corporate Governance committees.
(4)	None.

Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Press release dated May 9, 2005 announcing Mr. Chase’s and Mr. Marchese’s appointment as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                                                    NALCO HOLDINGS LLC

                                                                                   /s/ Stephen N. Landsman
                                                                                   Secretary

Date: May 10, 2005